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                                                                    Exhibit 23.3


                               CONSENT OF EXPERTS

              As petroleum engineers, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report included in the Santa Fe Energy Resources, Inc. Annual Report on Form 10-K for the year ended December 31, 1996.




                                           RYDER SCOTT COMPANY
                                           PETROLEUM ENGINEERS




Houston, Texas
August 21, 1997